Putnam
California
Tax Exempt
Income Fund

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "Manager William Reeves starts from an income orientation, but also places a lot of emphasis on providing good total returns and keeping risk in check. He keeps a large weighting in high-yielding mid- to high-grade issues that won't display too much interest-rate sensitivity."

                         -- Morningstar Mutual Funds, August 1, 1997

* "[Municipal bond funds] are more liquid than actual munis. And you get access to a manager who may be able to play the credit-rating changes of a locality to your advantage."

                         -- Fortune, August 18, 1997

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The municipal bond market maintained a demeanor of relative calm during Putnam California Tax Exempt Income Fund's fiscal year with investors still willing to absorb virtually all of the new offerings presented to them. Even so, a palpable undercurrent of concern persisted that the still-vibrant economy would finally heat inflation to the flash point.

In deference to the market's mood, Fund Manager William Reeves maintained a slightly defensive portfolio position, which he regarded as worthwhile insurance against any real or imagined threat that might affect the market. Nevertheless, the fund was able to end the period with a total return just below the benchmark.

As he explains in the following report, Bill currently expects to keep his strategy in place during the new fiscal year. He also discusses in detail the fund's performance during fiscal 1997.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Manager
William H. Reeves

The Golden State earned its name for California tax-exempt bond investors over the past year. A robust economy and sound fiscal health resulted in improving credit conditions and increased investor demand for the state's municipal bonds. Such a positive environment certainly contributed to Putnam California Tax Exempt Income Fund's performance for fiscal 1997.

We believe our focus on quality and income and our re-positioning of the portfolio to reduce interest-rate sensitivity also played key roles. Your fund's class A shares generated a total return of 8.71% at net asset value (3.57% at public offering price) for the 12 months ended September 30, 1997. Results for class B and class M shares as well as performance details for longer periods can be found on pages 8 and 9.

* SUNNY CLIMATE PREVAILS FOR CALIFORNIA BONDS

Throughout the fiscal year, California municipal bond investors benefited from a favorable economic and interest-rate climate at the national, state, and local levels. Nationally moderate-to-strong economic growth was accompanied by low inflation. Although there have been short periods of interest-rate fluctuations, on a broader scale they have moved within a well-defined trading range. In addition, the fact that the economy continued to expand without significant inflationary pressures created a positive atmosphere in the fixed-income market during the year.

From a credit standpoint, California has staged a significant turnaround over events of the past few years, having both pulled out of a protracted economic downturn and erased a large budget deficit. Growth across the state's diverse economy has enhanced its fiscal health and revenues from the entertainment, tourism, banking, and high-technology industries, among others, have flowed into state and local tax coffers. As a result of this improvement, California now has a balanced budget and its municipal bonds have enjoyed increasingly widespread demand from a nationally diverse group of investors.

* INCREASED DEMAND AND DIMINISHED SUPPLY BOOST PRICES

While demand for California municipal bonds rose over the past year, supply declined. The state's need to finance debt fell as tax revenues rose. Furthermore California voters passed Proposition 218, an ordinance that requires voters' approval by a two-thirds majority of any new taxes or fees. Prior to passage of Proposition 218, the state and its localities could unilaterally impose an increase in fees and charges. The need for voters' approval has delayed the process of funding and appears to have curbed new issuance to some extent. While we are watchful for any negative credit implications that may arise from Proposition 218, this combination of strong demand and reduced supply over the past year pushed the state's municipal bond prices higher than those of many alternatives. During that time, California municipal bond investors held one of the best-performing asset classes within the tax-exempt sector.

* CONTINUED EMPHASIS ON QUALITY

We continued to emphasize bonds that offered high quality and generous income, most recently concentrating on those in the 15-year maturity range. While the fund always has had an orientation toward quality, we believe that higher-rated bonds recently have provided greater relative value than their higher-yielding lower-rated siblings. This is because the taxable and tax-exempt markets experienced spread compression over the past year. This phenomenon occurs when the prices of lower-rated bonds rise -- and yields fall -- faster than their higher-rated counterparts. As investors stretched for yield in a low interest-rate environment, this is exactly what happened. In addition, because of the healthy economy, many investors seemed to have felt comfortable taking on additional credit risk and bid up prices of lower-rated bonds.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Water and Sewerage                     22.2%

Utilities                              14.3%

Transportation                         10.3%

Health care                             8.2%

Education                               6.6%

Footnote reads:
*Based on net assets as of 9/30/97. Holdings will vary over time.

As prices rose, yields fell -- to the point that we believed the yields on lower-rated bonds often did not compensate investors for the additional credit risk they incurred. With this in mind, your fund built a sizable position in California general obligation bonds that both benefited from spread compression and represented solid and improving credit.

* PURSUIT OF SELECTIVE CREDIT OPPORTUNITIES ADDS APPRECIATION POTENTIAL

As always, we remained on the lookout for selective credit opportunities, for example, situations in which a bond issue might be a candidate for price appreciation because of the issuer's improving credit or the possibility of a prerefunding. Such was the case with San Joaquin Hills Transportation Corridor Agency toll road revenue bonds, a 3.3% position in the portfolio as of September 30, 1997. In a prerefunding, the issuer floats a second bond to pay off an earlier one at its first call date. Proceeds from the new issue are invested in top-quality instruments, such as U.S. Treasuries, which are pledged to pay off the older debt. Because of the safety of principal represented by the pledged securities, a prerefunding improves the credit quality -- and often increases the prices -- of the older bonds.

* OUTLOOK: STATE'S STRENGTH APPEARS LIKELY TO CONTINUE

We believe California municipal bond investors will continue to benefit for some time from many of the trends we have witnessed over the past 12 months. From a credit standpoint, the state's economy, regarded as the seventh largest in the world, remains strong. As it expands, tax revenues should continue to build, continuing to improve California's fiscal situation. We believe this as well as the existence of Proposition 218 should keep the issuance of new debt well under control.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A                            5.6%

Aa                          10.2%

Aaa                         65.7%

Short term                   2.6%

B                            0.3%

Ba                           5.6%

Baa                         10.0%

Footnote reads:
*As a percentage of market value as of 9/30/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions, unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We also look for the national economy to continue to grow at a moderate pace. While inflation has remained well contained, we are cautious that the ongoing economic expansion will eventually increase upward pressure on prices. With this scenario in mind, we will maintain an orientation toward quality and income. We also intend to keep our focus on bonds with 15-year maturities, since that part of the yield curve currently provides attractive relative yield and bonds with 15-year maturities tend to experience less sensitivity to interest-rate changes than those with longer maturities. As always, we will stay alert for situations that we believe offer unique opportunities for price appreciation outside these parameters, particularly in the areas of credit improvement and prerefunding.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam California Tax Exempt Income Fund is designed for investors seeking high current income free from federal and California personal income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 9/30/97

                                Class A        Class B          Class M
(inception date)               (4/29/83)       (1/4/93)        (2/14/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                       8.71%   3.57%   8.02%   3.02%   8.39%   4.92%
------------------------------------------------------------------------------
5 years                     40.11   33.43   34.96   32.96   37.64   33.08
Annual average               6.98    5.94    6.18    5.86    6.60    5.88
------------------------------------------------------------------------------
10 years                   133.73  122.63  115.73  115.73  124.03  116.74
Annual average               8.86    8.33    7.99    7.99    8.40    8.04
------------------------------------------------------------------------------
Life of fund               238.20  222.12  200.54  200.54  216.99  206.67
Annual average               8.82    8.45    7.93    7.93    8.33    8.08
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/97

                                                  Lehman Bros.
                                                Municipal Bond       Consumer
                                                     Index         Price Index
------------------------------------------------------------------------------
1 year                                                9.03%            2.15%
------------------------------------------------------------------------------
5 years                                               41.44           14.08
Annual average                                         7.18            2.67
------------------------------------------------------------------------------
10 years                                             131.87           40.17
Annual average                                         8.77            3.43
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares.
One-, five-, and ten-year (when available) and life of class returns for class B shares reflect the applicable contingent deferred sales charges
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/87

Lehman Bros. Municipal Bond Index                 $23,187

Fund's class A shares at POP                      $22,263

Consumer Price Index                              $14,017

                    Fund's        Lehman Bros.   Consumer
                Class A shares     Municipal      Price
                    at POP         Bond Index     Index
                ==============    ===========    ========
9/30/87               9526           10000        10000
9/30/88              11022           11298        10417
9/30/89              12083           12279        10870
9/30/90              12778           13114        11539
9/30/91              14403           14843        11930
9/30/92              15892           16394        12287
9/30/93              18059           18484        12617
9/30/94              17421           18037        12991
9/30/95              19175           20255        13322
9/30/96              20481           21267        13722
9/30/97              22263           23187        14017

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $21,573 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $22,403 at net asset value ($21,674 at public offering price).

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97

                                Class A          Class B          Class M
------------------------------------------------------------------------------
Distributions (number)             12               12               12
------------------------------------------------------------------------------
Income                          $0.445522        $0.389443        $0.419177
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                        0.021000         0.021000         0.021000
------------------------------------------------------------------------------
Short-term                             --               --               --
------------------------------------------------------------------------------
   Total                        $0.466522        $0.410443        $0.440177
------------------------------------------------------------------------------
Share value:                   NAV     POP           NAV         NAV     POP
------------------------------------------------------------------------------
9/30/96                      $8.46   $8.88          $8.45       $8.45   $8.73
------------------------------------------------------------------------------
9/30/97                       8.71    9.14           8.70        8.70    8.99
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate2        5.14%   4.90%          4.49%       4.84%   4.68%
------------------------------------------------------------------------------
Taxable equivalent3           9.38    8.94           8.20        8.84    8.54
------------------------------------------------------------------------------
Current 30-day SEC yield4     4.89    4.66           4.24        4.58    4.43
------------------------------------------------------------------------------
Taxable equivalent3           8.93    8.51           7.74        8.36    8.09
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on net investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam California Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund (the "fund") at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
November 12, 1997



Portfolio of investments owned
September 30, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA Insd.   -- Federal Housing Administration Insured
FNMA Coll.  -- Federal National Mortgage Association Collateralized
FRB         -- Floating Rate Bonds
FSA         -- Financial Security Assurance
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
IF COP      -- Inverse Floating Rate Certificate of Participation
MBIA        -- Municipal Bond Investors Assurance Corporation
TRAN        -- Tax Revenue Anticipation Notes
VRDN        -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.4%) *
PRINCIPAL AMOUNT                                                               RATINGS**       VALUE

California (99.1%)
------------------------------------------------------------------------------------------------------------
    $32,000,000  Anaheim, IF COP, MBIA, 6.2s, 7/16/23                          Aaa            $   34,680,000
     48,000,000  Anaheim, Pub. Fin. Auth. IFB, MBIA, 6.45s, 12/28/18           Aaa                53,340,000
     30,275,000  Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
                   Med. Ctr.), Ser. A, 6.55s, 12/1/22                          Baa                33,983,688
     10,000,000  Beverly Hills, COP (Civic Ctr. Impt.), 6 3/4s, 6/1/19         AA                 10,537,500
     34,600,000  CA Cmnty. Dev. Auth. Rev. Bonds
                   (United Airlines), Ser. A, 5.7s, 10/1/33                    Baa                34,210,750
     15,745,000  CA Edl. Fac. Auth. Rev. Bonds (U. of Southern
                   CA), Ser. B, 6 3/4s, 10/1/15                                Aa                 16,709,381
                 CA Hlth. Fac. Auth. Rev. Bonds
     10,795,000    (Valley Presbyterian Hosp.), Ser. A, 9s, 5/1/12             BBB                10,821,664
      2,000,000    (Summit Med. Ctr.), Ser. A, 7.6s, 5/1/15                    Baa                 2,150,000
     12,335,000    (Summit Med. Ctr.), Ser. B, 7.6s, 5/1/15                    Baa                13,260,125
      9,000,000    (Cedar Knoll), Ser. B, 7 1/2s, 8/1/20                       A                   9,765,000
      7,590,000    (Summit Med. Ctr.), Ser. B, 7 1/2s, 5/1/09                  Baa                 8,149,763
     10,000,000    (Mercy Hlth. Syst.), Ser. C, MBIA, 7 1/4s,
                   7/1/15 #                                                    Aaa                10,737,500
     21,000,000    (Catholic Healthcare West.), Ser. A, AMBAC,
                   5s, 7/1/21                                                  Aaa                19,845,000
     35,385,000  CA Hlth. Fac. Fin. Auth. IFB, stepped-coupon,
                   Ser. B, MBIA, 4.625s, (5s, 1/1/99), 7/1/14 ++               AAA                33,350,363
     28,800,000  CA Hsg. Fin. Agcy. IFB, FHA Insd., 6.456s, 8/1/23             Aa                 30,708,000
     39,295,000  CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds
                   (Jt. Pwrs. Agcy.), Ser. B, MBIA, 8.1s, 3/1/18               Aaa                40,844,795
     25,000,000  CA School Cash Reserve Program Auth.
                   VRDN, Ser. A, 4 3/4s, 7/2/98                                VMIG1              25,164,500
      6,500,000  CA Special Dist. Fin. Auth. COP, Ser. A,
                   8 1/2s, 7/1/18                                              A/P                 6,791,590
     74,200,000  CA State FRB, 6.119s, 9/1/12                                  A                  83,011,250
                 CA State G.O. Bonds
     10,000,000    AMBAC, 6 1/2s, 9/1/06                                       Aaa                11,500,000
      5,850,000    MBIA, 6.3s, 9/1/08                                          Aaa                 6,669,000
                 CA State G.O. Bonds
     16,545,000    AMBAC, 5 1/2s, 4/1/11                                       Aaa                17,558,381
     25,460,000    MBIA, 5s, 11/1/22                                           Aaa                24,123,350
     20,800,000    Ser. 33, MBIA, zero%, 10/1/11                               Aaa                10,244,000
     60,000,000    Ser. 27, MBIA, zero%, 9/1/11                                Aaa                29,625,000
     25,500,000  CA State Rev. Bonds, FGIC, 8s, 11/1/07                        Aaa                31,715,625
                 CA State Dept. Wtr. Resources Rev. Bonds
     48,400,000    (Central Valley), 6.93s, 12/1/12                            Aa                 57,838,000
      2,700,000    Ser. T, 5 1/2s, 12/1/08 ##                                  Aa                  2,875,500
     25,000,000    Ser. O, MBIA, 4 3/4s, 12/1/29                               Aaa                22,500,000
                 CA State Econ. Dev. Fin. Auth. VRDN
      1,900,000    (Volk Enterprises), 3.9s, 6/1/21                            VMIG1               1,900,000
      2,500,000    (KQED, Inc.), 3.7s, 4/1/20                                  VMIG1               2,500,000
                 CA State Pub. Wks. Board Lease Rev. Bonds
                   (Dept. of Corrections-State Prisons), Ser. A
     24,000,000    7s, 9/1/09                                                  Aaa                26,400,000
     59,000,000    6 1/2s, 9/1/19                                              Aaa                64,678,750
     28,000,000    MBIA, 6 1/2s, 9/1/17                                        Aaa                32,445,000
     33,500,000    AMBAC, 5s, 12/1/19                                          Aaa                32,369,375
     20,690,000  CA State Pub. Wks. Board Lease Rev. Bonds
                   (U. of CA), Ser. A, 7s, 9/1/15                              Aaa                22,759,000
     36,000,000  CA State U. IFB, AMBAC, 6.797s, 11/1/21                       Aaa                39,420,000
     10,000,000  CA Statewide Cmnty. Dev. Auth. COP
                   (Childrens Hosp.), MBIA, 4 3/4s, 6/1/21                     Aaa                 9,062,500
        600,000  CA Statewide Cmnty. Dev. Auth. VRDN
                   (Barton Memorial Hosp.), 3.7s, 12/1/09                      VMIG1                 600,000
     14,000,000  Castaic Lake, Wtr. Agcy. COP (Wtr. Syst. Impt.),
                   MBIA, 7 1/8s, 8/1/16                                        Aaa                15,417,500
      1,100,000  Chico, Multi-Fam. Hsg. Auth. VRDN
                   (Ceres Plaza), Ser. A, 3.4s, 5/1/13                         VMIG1               1,100,000
     32,000,000  Chino Basin, Regl. Fin. Auth. Rev. Bonds,
                   AMBAC, 5 3/4s, 8/1/22                                       Aaa                32,960,000
                 Commerce Redev. Agcy. Rev. Bonds
                   (No. 1), Ser. 91-A
      8,845,000    7 1/4s, 8/1/21                                              BBB                 9,430,981
     68,280,000    zero%, 8/1/21                                               BBB                17,240,700
     35,000,000  Contra Costa, Home Mtge. Fin. Auth.
                   Rev. Bonds, MBIA, zero%, 9/1/17                             Aaa                11,593,750
                 Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA
     36,915,000    5s, 10/1/26                                                 Aaa                34,976,963
     41,500,000    5s, 10/1/24                                                 Aaa                39,373,125
     10,000,000  Corona, COP (Vista Hosp. Syst.),
                   Ser. B, 9 1/2s, 7/1/20                                      B/P                11,425,000
     15,000,000  Duarte, COP (City of Hope Med. Ctr.),
                   6 1/8s, 4/1/13                                              Baa                15,562,500
     23,850,000  East Bay, Muni. Util. Dist. Rev. Bonds
                   (Wastewater Treatment), FGIC, 4 3/4s, 6/1/21                Aaa                21,763,125
     10,725,000  El Camino, Hosp. Dist. Rev. Bonds, Ser. A,
                   AMBAC, 6 1/4s, 8/15/17                                      Aaa                11,194,219
                 Foothill/Eastern Trans. Corridor Agcy.
                   Rev. Bonds (CA Toll Roads), Ser. A
     34,150,000    6 1/2s, 1/1/32                                              Baa                36,583,188
     38,875,000    6s, 1/1/34                                                  Baa                40,089,844
     31,945,000    5s, 1/1/35                                                  Baa                29,030,019
     11,460,000  Fresno, Unified Sch. Dist. COP, 7 1/4s, 3/1/07                A                  12,462,750
        100,000  Fullerton, Indl. Dev. Auth. VRDN, 4s, 12/1/04                 VMIG1                 100,000
        235,000  Indio, Multi-Fam. Hsg. VRDN (Western Federal
                   Savings), 4s, 6/1/05                                        VMIG1                 235,000
         60,000  Irvine, Special Assmt. VRDN (Dist. No. 89-10),
                   3.65s, 9/2/15                                               VMIG1                  60,000
                 Irvine Ranch, Wtr. Dist. Jt. Pwr. Agcy. Rev. Bonds
     61,500,000    (Issue II), FNMA Coll., 8 1/4s, 8/15/23                     A                  63,672,795
     23,000,000    (Issue II), 8.2s, 8/15/08                                   A                  23,812,820
     25,010,000    (Issue I), 7 7/8s, 2/15/23                                  AAA/P              25,351,637
      1,590,000  Irvine, VRDN (Irvine East Co.), 3.2s, 12/1/05                 VMIG1               1,590,000
      3,005,000  Kings Cnty., Multi.-Fam. Hsg. VRDN (Edgewater
                   Isle Apts.), Ser. A, 4s, 6/1/07                             VMIG1               3,005,000
      4,000,000  Lancaster, Redev. Agcy. VRDN (Woodcreek
                   Garden Apts.), 3.5s, 10/1/07                                VMIG1               4,000,000
      6,000,000  Local Govt. Fin. Joint Pwr. Auth. Rev. Bonds
                   (Anaheim Redev. Agcy.), Ser. A, 8.2s, 9/1/15                AAA/P               6,358,200
     21,530,000  Los Angeles, Bldg. Auth. Rev. Bonds (CA Dept.
                   Gen Svcs.), Ser. A, MBIA, 5 5/8s, 5/1/11                    AAA                23,064,013
      2,200,000  Los Angeles Cnty., Cmnt. Dev. Comm. IF COP
                   (Willowbrook), 4s, 11/1/15                                  A                   2,200,000
     37,465,000  Los Angeles, Convention & Exhibition Ctr.
                   Auth. Lease COP 9s, 12/1/20                                 Aaa                49,406,969
     19,300,000  Los Angeles, Convention & Exhibition Ctr.
                   Auth. Lease IFB, MBIA, 6.509s, 8/15/18
                   (acquired 9/15/94, cost $21,610,242) [DBL. DAGGERS]         Aaa                19,275,875
     19,600,000  Los Angeles, Convention & Exhibition Ctr. Auth.
                   Lease Rev. Bonds, Ser. A, MBIA, 5 3/8s, 8/15/18             Aaa                19,453,000
      7,775,000  Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
                   7.4s, 9/1/25                                                Aa                  8,397,000
      9,305,000    7 3/8s, 2/1/29                                              Aa                  9,840,038
     15,000,000    Ser. A, MBIA, 7 1/4s, 9/15/30                               Aa                 16,443,750
     11,000,000    (Electric Plant), Issue III, 7s, 2/15/22                    Aa                 11,646,250
     51,200,000    (Electric Plant), Issue II, 6.8s, 6/1/31                    Aa                 56,128,000
     38,205,000    (Electric Plant), Issue II, 6 3/4s, 12/15/29                Aa                 40,736,081
     25,000,000    (Electric Plant), Issue II, FGIC, 5.4s, 11/15/31            Aaa                24,781,250
     17,760,000    (Electric Plant), Issue II, MBIA, 5 1/4s, 11/15/26          Aaa                17,338,200
     25,000,000  Los Angeles, Harbor Dept. Rev. Bonds,
                   7.6s, 10/1/18                                               Aaa                31,843,750
     24,340,000  Los Angeles, Hlth. Fac. Auth. Lease Rev. Bonds
                   (Olive View Med. Ctr.), 7 1/2s, 3/1/08                      AAA/P              25,196,525
                 Los Angeles, Metro. Trans. Auth. Sales
                   Tax Rev. Bonds
     28,470,000    Ser. B, AMBAC, 5 1/4s, 7/1/23                               Aaa                27,829,425
     12,150,000    Ser. A, AMBAC, 5s, 7/1/25                                   Aaa                11,527,313
     70,000,000    Ser. A, FGIC, 5s, 7/1/21                                    Aaa                66,150,000
     26,235,000  Los Angeles, Pension Auth. COP, Ser. A,
                   6.9s, 6/30/08                                               AAA                31,186,856
                 Los Angeles, Sanitation Dist. Fin. Auth.
                   Rev. Bonds (Capital)
     14,865,000    MBIA, 5 1/4s, 10/1/19                                       Aaa                14,567,700
     13,000,000    Ser. A, MBIA, 5s, 10/1/23                                   Aaa                12,268,750
     27,250,000  Los Angeles, State Bldg. Auth. Lease
                   Rev. Bonds (State Dept. General Svcs.),
                   Ser. A, 7 1/2s, 3/1/11                                      Aaa                28,214,923
     69,400,000  Los Angeles, Wastewtr. Syst. IFB, 6.127s, 6/1/19              Aaa                75,212,250
                 Los Angeles, Wastewtr. Syst. Rev. Bonds
     17,150,000    Ser. B, 7.15s, 6/1/20                                       Aaa                18,843,563
     20,105,000    Ser. A, 7s, 2/1/20                                          Aaa                21,839,056
     50,000,000    Ser. 91-5, AMBAC, 6.519s, 6/1/21                            Aaa                53,375,000
     15,235,000  Los Angeles Cnty., Pub. Wks. Fin. Auth.
                   Rev. Bonds, Ser. A, MBIA, 5 3/4s, 9/1/07                    Aaa                16,625,194
                 Metropolitan Wtr. Dist. Rev. Bonds
                   (Southern CA Waterwks.)
     22,600,000    5.95s, 8/5/22                                               Aa                 23,278,000
     40,000,000    5.606s, 8/14/18                                             Aa                 42,800,000
     30,255,000    Ser. C, 5s, 7/1/27                                          AA                 28,590,975
     15,000,000    Ser. B, MBIA, 4 3/4s, 7/1/21                                Aaa                13,725,000
      2,500,000  Moorpark, Multi-Fam. VRDN (Le Club Apts.),
                   Ser. A, 3.9s, 11/1/15                                       VMIG1               2,500,000
     16,600,000  Mount Diablo, Hosp. Dist. Rev. Bonds,
                   Ser. A, AMBAC, 5s, 12/1/13                                  Aaa                15,977,500
                 Northern CA Pwr. Agcy. Multi. Cap. Facs. IFB
     16,900,000    8.564s, 8/15/17                                             Aaa                18,526,625
     19,000,000    6.396s, 9/2/25                                              Aaa                20,805,000
     17,000,000  Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds
                   (Hydro. Elec. No. 1), Ser. B-1, MBIA, 8s, 7/1/24            AAA                17,542,980
     14,800,000  Oakland, Redev. Agcy. Rev. Bonds, MBIA,
                   5.95s, 9/1/19                                               Aaa                15,392,000
                 Orange Cnty., COP, Ser. A, MBIA
     14,520,000    6s, 7/1/26                                                  Aaa                15,391,200
     25,285,000    6s, 7/1/07                                                  Aaa                28,034,744
                 Orange Cnty., Arpt. Dev. VRDN
      2,000,000    Ser. U, 3 1/2s, 11/1/09                                     VMIG1               2,000,000
      2,900,000    (Vintage Woods), Ser. E, 3 3/4s, 11/1/08                    VMIG1               2,900,000
      1,100,000    (Park Ridge), Ser. I, 3 1/4s, 11/1/08                       VMIG1               1,100,000
      2,400,000    (Yorba Linda), Ser. D, 3 3/4s, 4/1/06                       VMIG1               2,400,000
      4,800,000    (Harbor Pointe), Ser. D, 3.4s, 12/1/06                      VMIG1               4,800,000
      2,290,000  Orange Cnty., Hsg. Auth. Dev. VRDN
                   (Village Niguel), Ser. AA, 3.65s, 12/1/08                   VMIG1               2,290,000
                 Orange Cnty., Pub. Fac. Corp. COP
                   (Solid Waste Management)
     10,000,000    7 7/8s, 12/1/13                                             BBB                10,487,500
      4,180,000    7 7/8s, 12/1/07                                             BBB                 4,383,775
                 Orange Cnty., Trans. Auth. Sales Tax
                   Rev. Bonds, Ser. A
     11,445,000    5.7s, 2/15/11                                               Aaa                12,331,988
     11,700,000    5.7s, 2/15/10                                               Aaa                12,621,375
     13,960,000    5.7s, 2/15/09                                               Aaa                15,111,700
      8,210,000    5.7s, 2/15/08                                               Aaa                 8,907,850
     16,830,000  Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18             Aa                 15,841,238
     12,840,000  Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds
                   (Cent. City Revitalization), Ser. A, 6 1/2s, 9/1/16         BBB                13,401,750
                 Palm Desert, Fin. Auth. Tax Alloc. Rev. Bonds, MBIA
     18,000,000    6.368s, 4/1/22                                              Aaa                18,990,000
     45,700,000    6.088s, 4/1/22                                              Aaa                49,298,875
     24,855,000  Pasadena, Cap. Impt. IF COP, AMBAC,
                   3.43s, 2/1/14                                               Aaa                24,264,694
                 Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds, Ser. B
      5,730,000    6 3/4s, 9/2/17                                              BBB/P               6,066,638
      8,785,000    6.6s, 9/2/08                                                BBB/P               9,334,063
      4,705,000    6 1/2s, 9/2/04                                              BBB/P               5,057,875
      9,590,000    6 1/8s, 9/2/02                                              BBB/P              10,057,513
     44,000,000  Rancho Cucamonga, Wtr. Dist. Fin. Auth.
                   Rev. Bonds, AMBAC, 6.427s, 8/17/21                          Aaa                48,235,000
      7,095,000  Rancho, Redev. Agcy. Tax Alloc. Rev. Bonds
                   (Rancho Redev.), MBIA, 6 3/4s, 9/1/20                       Aaa                 7,600,519
     20,800,000  Redding, Elec. Syst. Rev. Bonds, MBIA, 6s, 7/1/22             Aaa                23,686,000
                 Riverside Cnty., VRDN
        705,000    (Corr. Fac. Impt.), Ser. D, 3.7s, 12/1/15                   VMIG1                 705,000
        400,000    (Public Impt.), Ser. A, 3.7s, 12/1/15                       VMIG1                 400,000
     16,610,000  Sacramento Cnty., Hsg. Auth. Multi-Fam.
                   Rev. Bonds, Ser. 85-2 (Issue II),
                   FNMA Coll., zero%, 11/1/97                                  Aaa                16,506,686
     14,355,000  Sacramento Cnty., Santn. Dist. Fin. Auth.
                   Rev. Bonds (Sewer Impt.), MBIA,
                   4 3/4s, 12/1/23                                             Aaa                13,027,163
                 Sacramento, Muni. Util. Rev Bonds, Ser. L
      6,000,000    MBIA, 5s, 7/1/01                                            Aaa                 6,187,500
      7,650,000    AMBAC, 5s, 7/1/00                                           Aaa                 7,850,813
     50,000,000  Sacramento, Muni. Util. Dist. Elec. IFB,
                   FGIC, 6.16s, 8/15/18                                        Aaa                52,937,500
                 Sacramento, Muni. Util. Dist. Elec. Rev. Bonds
     34,835,000    Ser. V, 7 7/8s, 8/15/16                                     Aaa                36,767,646
      5,930,000    Ser. V, 7 1/2s, 8/15/18                                     Aaa                 6,125,216
   $12,000,000     Ser. A, MBIA, 6 1/4s, 8/15/10                               Aaa                13,650,000
      2,500,000  San Bernardino Cnty., VRDN, 4s, 7/1/15                        VMIG1               2,500,000
                 San Diego, Hsg. Auth. Multi-Fam. Hsg. VRDN
        300,000    (Carmel Del Mar Apts.), Ser. A, 4s, 12/1/15                 VMIG1                 300,000
      $500,000     (Paseo Apartments), Ser. A, 4s, 8/1/15                      VMIG1                 500,000
     29,350,000  San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                   FGIC, 5s, 5/15/25                                           Aaa                27,845,813
                 San Diego, Regl. Bldg. Auth. Lease COP,
                   stepped-coupon, MBIA
     11,000,000    6.9s, (5.65s, 5/1/98), 5/1/23 ++                            Aaa                11,343,750
     14,100,000    6.85s, (5.65s, 5/1/98), 5/1/13 ++                           Aaa                14,575,875
      8,165,000  San Diego, Single Fam. Hsg. Mtge.
                   Rev. Bonds, zero%, 8/1/16                                   A                   1,357,431
     11,520,000  San Diego, Swr. Rev. Bonds, Ser. A,
                   AMBAC, 5s, 5/15/23                                          Aaa                10,872,000
      2,000,000  San Diego, TRAN, 4 1/2s, 9/30/98                              VMIG1               2,012,880
     21,400,000  San Diego Cnty., IF COP, MBIA, 6.363s, 11/18/19               Aaa                22,577,000
     15,800,000  San Diego Cnty., COP, AMBAC, 5 1/4s, 9/1/06                   VMIG2/P            16,491,250
                 San Diego Cnty., Wtr. Auth. COP, Ser. B
     40,000,000    6.3s, 4/8/21                                                Aaa                43,650,000
     56,300,000    6.16s, 4/21/11                                              Aaa                63,970,875
                 San Diego Cnty., Wtr. Auth. IF COP, Ser. B, MBIA
        200,000    9.105s, 4/21/11                                             Aaa                   259,750
        200,000    3.215s, 4/21/11                                             Aaa                   200,000
      2,500,000  San Dimas, Redev. Agcy. IF COP (Diversified
                   Shopping), 3 1/2s, 12/1/05                                  VMIG1               2,500,000
                 San Joaquin Hills, Trans. Corridor Agcy.
                   Toll Rd. Rev. Bonds
     77,825,000    Sr. lien, 6 3/4s, 1/1/32                                    BB/P               87,844,969
     34,125,000    5s, 1/1/33                                                  BB/P               31,309,688
                 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                   (Merged Area Redev.), MBIA
      7,150,000    5s, 8/1/20                                                  Aaa                 6,810,375
     29,100,000    4 3/4s, 8/1/24                                              Aaa                26,590,125
     40,000,000  San Mateo Cnty., Jt. Pwr. Fin. Auth. Rev. Bonds,
                   FSA, 5 3/4s, 7/15/29                                        Aaa                40,950,000
      4,600,000  Santa Ana, U. School Dist. IF COP, 3.9s, 7/1/15               VMIG1               4,600,000
     35,600,000  Santa Clara Cnty., Wtr. Dist. Rev. Bonds,
                   FGIC, 5 3/4s, 2/1/15                                        Aaa                37,024,000
     45,200,000  South Orange Cnty., Pub. Fin. Auth. Rev. Bonds,
                   FGIC, 5 1/2s, 8/15/15                                       Aaa                45,821,500
     30,130,000  South Tahoe, Jt. Pwr. Fin. Auth. Rev. Bonds
                   (Tahoe Redev., Area 1-A), 7.2s, 10/1/23                     Aaa                34,536,513
                 Southern CA Pub. Pwr. Auth. Rev. Bonds
     14,200,000    FGIC, 5.35s, 7/1/12                                         Aaa                14,359,750
     42,690,000    (Mead Adelanto), Ser. A, AMBAC, 4 7/8s, 7/1/20              Aaa                39,434,888
      5,000,000  Southern CA Pub. Pwr. Auth. VRDN
                   (Transmission), AMBAC, 3.95s, 7/1/19                        VMIG1               5,000,000
                 Thousand Oaks, Cmnty. Fac. Dist. Special
                   Tax Rev. Bonds (No. 94-1)
     21,775,000    6 7/8s, 9/1/24                                              BB/P               23,272,031
     33,515,000    zero%, 9/1/14                                               BB/P               11,520,781
                 U. of CA Rev. Bonds
     41,147,000    (UCSD Med. Ctr. Satellite Med. Fac.),
                   7.9s, 12/1/19                                               BBB/P              44,284,446
     59,400,000    (Multi-Purpose), 6 7/8s, 9/1/16                             Aaa                67,270,500
     13,000,000    (Multi-Purpose), Ser. C, AMBAC, 4 7/8s, 9/1/19              Aaa                12,106,250
      1,900,000  Upland, Multi-Fam. Hsg. Auth. VRDN
                   (Village Green), 2.15s, 9/1/10                              VMIG1               1,900,000
     10,000,000  Vallejo, COP (Marine World Foundation),
                   7.2s, 2/1/26                                                BB/P               10,700,000
     36,945,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                       BB/P               39,207,881
      1,000,000  West Basin, Muni. Wtr. Dist. IF COP
                   (Recycled Wtr. Phase II), Ser. C, 3.95s, 8/1/27             VMIG1               1,000,000
                                                                                              --------------
                                                                                              $3,641,014,419
Puerto Rico (0.3%)
------------------------------------------------------------------------------------------------------------
     10,000,000  Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
                   Ser. CC, 5 1/2s, 7/1/08                                     Baa                10,525,000
------------------------------------------------------------------------------------------------------------
                 Total Investments  (cost $3,329,392,108) ***                                 $3,651,539,419
------------------------------------------------------------------------------------------------------------

            * Percentages indicated are based on net assets of
              $3,675,002,033.

           ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
              While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

              The table below shows the percentage of the fund's investment on September 30, 1997 in securities assigned to various rating categories by Moody's and Standard & Poor's and in unrated securities determined by Putnam Management to be of comparable quality.

                                   Unrated securities
             Rated securities    of comparable quality,
            as a percentage of     as a percentage of
Rating      fund's net assets      fund's net assets
======      ==================   ======================
AAA/Aaa            63.8%                  1.6%
AA/Aa              10.1                   --
A/A                 5.3                   0.2
BBB/Baa             7.9                   2.0
BB/Ba                --                   5.6
B/B                  --                   0.3
Caa/CCC              --                    --
Ca/CC                --                    --
C                    --                    --
A-1/VMIGI           2.2                    --
A-2/VMIG2            --                   0.4
                   ====                  ====
                   89.3%                 10.1%

              Ratings are not covered by the Report of independent accountants.

          *** The aggregate identified cost on a tax basis is $3,331,524,908, resulting in gross unrealized appreciation and depreciation of $321,620,526 and $1,606,015, respectively, or net unrealized appreciation of $320,014,511.

           ++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest income at this rate.

[DBL. DAGGER] Restricted, excluding 144A securities, as to public resale.
              The total market value of restricted securities held at September 30, 1997 was $19,275,875 or 0.5% of net assets.

            # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts
              'at September 30, 1997.

           ## When-issued securities (See Note 1).

              The rate shown on Floating Rate Bonds are the current interest rates shown at September 30, 1997, which are subject to change based on the terms of the security.

              The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at September 30, 1997.

              The fund had the following industry group concentrations greater than 10% at September 30, 1997 (as a percentage of net assets):

              Water and sewerage          22.2%
              Utilities                   14.3
              Transportation              10.3

              The fund had the following insurance concentrations greater than 10% at September 30, 1997 (as a percentage of net assets):

              MBIA          23.2%
              AMBAC         11.9



----------------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1997
(aggregate face value $239,448,407)
                                               Aggregate Face   Expiration   Unrealized
                                Total Value        Value           Date     Depreciation
----------------------------------------------------------------------------------------
U.S.Treasury Bonds (short)      $200,935,219   $197,272,813     Dec 97      $(3,662,406)
Municipal Bond Index (long)       42,065,625     42,175,594     Dec 97         (109,969)
----------------------------------------------------------------------------------------
                                                                            $(3,772,375)
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,329,392,108) (Note 1)                                            $3,651,539,419
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           43,763,541
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    2,261,670
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               30,000
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                             427,281
---------------------------------------------------------------------------------------------------
Total assets                                                                          3,698,021,911

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                            928,945
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     8,801,096
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          2,862,860
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                3,787,123
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              4,160,745
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  300,355
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               52,449
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  8,523
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,981,827
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      135,955
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        23,019,878
---------------------------------------------------------------------------------------------------
Net assets                                                                           $3,675,002,033

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $3,362,295,190
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              3,787,434
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                    (9,455,527)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              318,374,936
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $3,675,002,033

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,087,795,172 divided by 354,711,424 shares)                                                $8.71
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.71)*                                        $9.14
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($573,309,243 divided by 65,924,875 shares)**                                                 $8.70
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($13,897,618 divided by 1,597,985 shares)***                                                  $8.70
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.70)*                                        $8.99
---------------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended September 30, 1997

Tax exempt interest income:                                                           $217,044,546
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        16,441,116
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           2,578,897
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          96,571
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            34,575
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    6,231,560
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    4,611,489
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       64,935
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     57,839
--------------------------------------------------------------------------------------------------
Auditing                                                                                    67,350
--------------------------------------------------------------------------------------------------
Legal                                                                                      159,661
--------------------------------------------------------------------------------------------------
Postage                                                                                    161,174
--------------------------------------------------------------------------------------------------
Other                                                                                      156,489
--------------------------------------------------------------------------------------------------
Total expenses                                                                          30,661,656
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,001,569)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            29,660,087
--------------------------------------------------------------------------------------------------
Net investment income                                                                  187,384,459
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        22,647,707
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                          3,605,505
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                  87,775,330
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                114,028,542
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $301,413,001
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                 Year ended September 30
                                                                            --------------------------------
                                                                                  1997               1996
------------------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------
Net investment income                                                      $  187,384,459    $  201,920,831
------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                               26,253,212        31,619,858
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                     87,775,330         2,237,252
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          301,413,001       235,777,941
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------
   From net investment income
      Class A                                                                (162,697,410)     (176,564,618)
------------------------------------------------------------------------------------------------------------
      Class B                                                                 (24,724,436)      (22,679,219)
------------------------------------------------------------------------------------------------------------
      Class M                                                                    (591,240)         (313,339)
------------------------------------------------------------------------------------------------------------
   From net realized gain on investments
      Class A                                                                  (7,788,953)               --
------------------------------------------------------------------------------------------------------------
      Class B                                                                  (1,298,602)               --
------------------------------------------------------------------------------------------------------------
      Class M                                                                     (27,148)               --
------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                  (98,622,941)       44,366,900
------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                    5,662,271        80,587,665

Net assets
------------------------------------------------------------------------------------------------------------
Beginning of year                                                           3,669,339,762     3,588,752,097
------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $3,787,434 and $725,102, respectively)                           $3,675,002,033    $3,669,339,762
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended September 30
------------------------------------------------------------------------------------------------------------
                                   1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $8.46            $8.37            $8.09            $8.92            $8.39
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income               .44              .47              .48              .50              .53
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .28              .09              .31             (.81)             .57
------------------------------------------------------------------------------------------------------------
Total from
investment operations               .72              .56              .79             (.31)            1.10
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                  (.45)            (.47)            (.48)**          (.50)            (.53)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (.02)              --               --               --               --
------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                  --               --             (.03)            (.02)            (.04)
------------------------------------------------------------------------------------------------------------
Total distributions                (.47)            (.47)            (.51)            (.52)            (.57)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $8.71            $8.46            $8.37            $8.09            $8.92
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          8.71             6.81            10.07            (3.53)           13.63
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $3,087,795       $3,149,797       $3,168,277       $3,260,769       $3,600,182
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           .74              .74              .74              .68              .69
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)          5.20             5.60             5.86             5.86             6.16
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            23.51            29.47            47.73            21.06            22.95
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------
                                                                                              For the period
Per-share                                                                                      Jan. 4, 1993+
operating performance                           Year ended September 30                         to Sept. 30
------------------------------------------------------------------------------------------------------------
                                1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period            $8.45            $8.37            $8.08            $8.91            $8.37
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income            .39              .42              .42              .45              .32
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments       .27              .07              .32             (.81)             .55
------------------------------------------------------------------------------------------------------------
Total from
investment operations            .66              .49              .74             (.36)             .87
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income               (.39)            (.41)            (.42)**          (.45)            (.33)
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                  (.02)              --               --             (.02)              --
------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments               --               --             (.03)              --               --
------------------------------------------------------------------------------------------------------------
Total distributions             (.41)            (.41)            (.45)            (.47)            (.33)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $8.70            $8.45            $8.37            $8.08            $8.91
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)       8.02             5.99             9.47            (4.15)           10.51*
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $573,309         $510,394         $416,367         $349,609         $209,657
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)       1.39             1.39             1.39             1.32             1.00*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)       4.54             4.94             5.17             5.16             3.68*
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)         23.51            29.47            47.73            21.06            22.95
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------
                                                                                              For the period
Per-share                                                                                     Feb. 14, 1995+
operating performance                                            Year ended September 30         to Sept. 30
------------------------------------------------------------------------------------------------------------
                                                                  1997             1996             1995
------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                              $8.45            $8.36            $8.13
------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------
Net investment income                                              .42              .45              .29
------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                         .27              .08              .24
------------------------------------------------------------------------------------------------------------
Total from
investment operations                                              .69              .53              .53
------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------
From net
investment income                                                 (.42)            (.44)            (.30)**
------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                    (.02)              --               --
------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                 --               --               --
------------------------------------------------------------------------------------------------------------
Total distributions                                               (.44)            (.44)            (.30)
------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                    $8.70            $8.45            $8.36
------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                         8.39             6.48             6.56 *
------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                 $13,898           $9,149           $4,108
------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                         1.04             1.04              .69*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                         4.92             5.24             3.52*
------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           23.51            29.47            47.73
------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ** Distributions in excess of net investment income amounted to less than $0.01 per share for each class.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term California tax exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Securities purchased or sold on a (when-issued or forward commitment or delayed delivery) basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it invests to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended September 30, 1997, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on certain futures contracts, losses on wash sale transactions and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1997, the fund reclassified $3,690,959 to increase undistributed net investment income and $1,754,829 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $1,936,130. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds, original issue discount and stepped-coupon bonds are accreted according to the effective yield method.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.40%.

As part of the custodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At September 30, 1997, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $1,001,569 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,513 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $276,816 and $3,965 from the sale of class A and class M shares, respectively and $1,183,010 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $23,970 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1997, purchases and sales of investment securities other than short-term municipal investments aggregated $802,181,533 and $984,796,898, respectively. Purchases and sales of short-term municipal obligations aggregated $1,320,797,000 and $1,274,837,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Year ended
                                        September 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      48,492,660     $413,297,883
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     9,686,673       82,813,805
------------------------------------------------------------
                                 58,179,333      496,111,688

Shares
repurchased                     (75,728,580)    (646,361,357)
------------------------------------------------------------
Net decrease                    (17,549,247)   $(150,249,669)
------------------------------------------------------------

                                             Year ended
                                        September 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      50,772,082     $429,970,384
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    10,044,390       85,217,229
------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam California
Intermediate Tax
Exempt Fund                         647,033        5,467,429
------------------------------------------------------------
                                 61,463,505      520,655,042

Shares
repurchased                     (67,524,053)    (571,318,861)
------------------------------------------------------------
Net decrease                     (6,060,548)   $ (50,663,819)
------------------------------------------------------------

                                             Year ended
                                        September 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      12,689,684     $108,106,716
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,666,892       14,238,614
------------------------------------------------------------
                                 14,356,576      122,345,330

Shares
repurchased                      (8,812,073)     (75,125,179)
------------------------------------------------------------
Net increase                      5,544,503     $ 47,220,151
------------------------------------------------------------

                                             Year ended
                                        September 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      16,422,370     $139,117,687
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,417,502       12,003,753
------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam California
Intermediate Tax
Exempt Fund                         449,999        3,797,994
------------------------------------------------------------
                                 18,289,871      154,919,434

Shares
repurchased                      (7,677,551)     (64,914,177)
------------------------------------------------------------
Net increase                     10,612,320     $ 90,005,257
------------------------------------------------------------

                                             Year ended
                                        September 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         839,662       $7,166,156
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        48,343          413,194
------------------------------------------------------------
                                    888,005        7,579,350

Shares
repurchased                        (372,169)      (3,172,773)
------------------------------------------------------------
Net increase                        515,836       $4,406,577
------------------------------------------------------------

                                              Year ended
                                        September 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,194,539      $10,194,808
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        24,130          203,830
------------------------------------------------------------
                                  1,218,669       10,398,638

Shares
repurchased                        (627,733)      (5,373,176)
------------------------------------------------------------
Net increase                        590,936      $ 5,025,462
------------------------------------------------------------

Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designatres $21,450,413 as capital gain for its taxable year ending September 30, 1997.

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

William H. Reeves
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

PUTNAM INVESTMENTS
The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN045-36842    11/97